CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Thomas J. Prescott, Chief Financial Officer of Synovus Financial Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 14, 2002                         /s/Thomas J. Prescott
                                               --------------------------------
                                                  Thomas J. Prescott
                                                  Chief Financial Officer












SNV\periodic-certify.doc





                                  Exhibit 99.2